UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE GABELLI DIVIDEND & INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

The following script is used in communications with common shareholders

THE GABELLI DIVIDEND & INCOME TRUST
Annual Meeting of Shareholders

Inbound Number: 844-202-6163

Meeting Date: ~~May 11, 2026.~~

Adjournment Date: June 29, 2026

General Inbound Greeting:

Thank you for calling the Alliance Advisors information line for The Gabelli Dividend & Income Trust my name is <Agent’s Name> and this call is being recorded for quality assurance, how may I assist you today?

General Outbound Greeting (Lv. 1):

Good day. May I please speak with Mr./Mrs. <Full Name as Registered>?

Hello Mr./Mrs. <Last Name>. My name is <Agent’s Name>. I’m calling on a recorded line on behalf of your investment in the Gabelli Dividend & Income Trust. The reason for my call today is to remind you that the Annual Meeting of Shareholders is approaching and your vote has not yet been received. This is a contested shareholder meeting regarding the future direction of the Fund. Because this is a turnout-sensitive contest, shareholder participation is extremely important. Currently, we are offering shareholders the convenience of casting their proxy vote by phone.

●	If “Yes” or positive response:

Your Board of Trustees unanimously recommends, and independent proxy advisory firm Glass Lewis has also recommended, that shareholders vote the WHITE proxy card FOR all Board nominees.

The Board believes Gabelli’s experienced team is best suited to continue managing the Fund with a focus on income generation, long-term value, and shareholder stewardship.

Your Board strongly urges you NOT to sign or return any other proxy card than the WHITE PROXY CARD.

Would you like to vote along with the Board’s recommendation?

THE GABELLI DIVIDEND & INCOME TRUST
Annual Meeting of Shareholders

●	If “No” or negative response:

I would be happy to briefly review the meeting agenda with you. Shareholders are being asked to elect the Board’s nominees and support the continued management of the Fund by Gabelli’s experienced investment professionals. The Board believes continuity of investment management and long-term portfolio oversight remain important for income generation, long-term value, and shareholder stewardship. This is a contested shareholder meeting regarding the future direction of the Fund. Because this is a turnout-sensitive contest, shareholder participation is extremely important. Your Board of Trustees unanimously recommends that you use the WHITE proxy card to vote “FOR” all of the Board Nominees.

Your Board strongly urges you NOT to sign or return any other proxy card than the WHITE PROXY CARD.

Would you like to vote along with the Board’s recommendation?

VOTE CONFIRMATION

Thank you, I am recording your [FOR /WITHOLD] vote on [DATE] at [TIME].

●	For confirmation purposes, please state your FULL NAME.
→	Wait for response

●	For purposes of written confirmation and vote validation, please verify your FULL ADDRESS, including street, city, state, and zip code.
→	Wait for response

If the shareholder hesitates:

I understand. This is required to confirm and validate your vote. Could you please confirm your full address?

THE GABELLI DIVIDEND & INCOME TRUST
Annual Meeting of Shareholders

→	Wait for response

If Shareholder Does Not Want to Provide Full Details:

That’s fine. I can confirm the city, state, and zip code we have on file.

(Read city, state, and zip code)

→	Wait for response

Please provide your STREET ADDRESS to complete the verification.

→	Wait for response

If the shareholder still refuses:

“I understand your concern. However, without confirming the required address information, we are unable to process and validate your vote. If you decide to continue, please feel free to call us back at our toll-free number.”

If Shareholder Asks About Previously Voting the GOLD Card

If you previously submitted a GOLD proxy card, you may still change your vote by submitting a new vote using the WHITE proxy card. Only your latest dated vote will count.

Would you like assistance submitting an updated WHITE proxy card vote today?

If Shareholder Still Chooses Not to Vote

I understand that you do not wish to vote at this time. If you decide to cast your vote before the meeting date, you may reach us toll-free at 1-866-206-7868, Monday through Friday from 9:00 AM to 10:00 PM Eastern Time.

Please remember that your vote is important regardless of the number of shares you own. We appreciate your time. Thank you and have a great day.

Vote Confirmation Statement

Thank you. You will receive confirmation of your vote within 5 days. Please note that if you later submit a GOLD proxy card, it will replace your earlier WHITE vote. To continue supporting the Board’s recommendation, please discard any GOLD proxy card and vote only using the WHITE proxy card. If you have any questions, please contact the toll-free number listed on your confirmation.

Mr./Mrs. <Last Name>, your vote is very important and your time is appreciated. Thank you for your continued support and have a wonderful day.

THE GABELLI DIVIDEND & INCOME TRUST
Annual Meeting of Shareholders

GLASS LEWIS RECOMMENDATION

The Board of Trustees of The Gabelli Dividend & Income Trust is pleased to announce that Glass Lewis, a leading independent proxy advisory firm, has expressed its support for the election of all of the Board’s nominees at the Fund’s Annual Meeting of Shareholders scheduled for Monday, June 29, 2026.

In providing its recommendation to shareholders to vote the WHITE proxy card in favor of ALL of the Board’s nominees, Glass Lewis noted:

●	“[Saba] has not established a sufficient case that change is warranted, or that the election of Mr. Clemot could result in improved returns to shareholders”;

●	“Mr. Clemot does not appear to have prior experience serving on the board of a closed-end fund or other public company board”; and

●	“The Fund’s performance in terms of TSRs [total shareholder returns] in recent periods compares favorably to the performance of similar funds, and the Fund’s discount to NAV has been narrowing recently.”

FAQ

Why is this meeting important?

This meeting is very important because Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”), a hedge fund managed by Saba Capital Management, L.P., (“Saba Capital” and together with the Saba Hedge Fund and certain affiliates thereof, “Saba”) has proposed an individual (the “Hedge Fund Nominee”) to serve as a Trustee on the Board, which nominee is NOT endorsed by the Board. We urge you to review the proposals in the accompanying proxy statement and vote as recommended by the Board using the enclosed WHITE proxy card.

Why vote with the WHITE proxy card?

The Board believes that each Trustee and Board Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee and Board Nominee should serve in such capacity. Among the attributes or skills common to all Trustees and Board Nominees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees.

Why am I receiving a GOLD proxy card?

You may receive solicitation materials from Saba, including an opposition proxy statement and proxy card, seeking your proxy to vote for the Hedge Fund Nominee. The Board does NOT endorse the Hedge Fund Nominee. The Fund is not responsible for the accuracy of any information provided by

THE GABELLI DIVIDEND & INCOME TRUST
Annual Meeting of Shareholders

or relating to the Saba Hedge Fund, Saba or the Hedge Fund Nominee contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board urges you to not sign any proxy card sent to you by or on behalf of Saba or any person other than the Fund.

Why not vote with the GOLD proxy card?

If you return a proxy card received from or on behalf of Saba, you will be DISENFRANCHISED as to your ability to elect a full slate of Trustees. At the Meeting, four Trustees are standing for election – three to be elected by the holders of common shares and Preferred Shares voting together as a single class and one to be elected by the holders of Preferred Shares voting as a separate class. However, the Saba Hedge Fund has only nominated one Hedge Fund Nominee. Therefore, by returning a proxy card received from Saba, you will be unable to vote with respect to certain of the Trustees to be elected at the Meeting.

Gabelli believes Saba may attempt to pursue actions such as:

●	Tender offers

●	Changes to the Fund’s structure

●	Liquidity events

●	Short-term measures designed primarily to monetize discounts rather than support long-term stewardship